Putnam
Growth
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on the past 12 months in financial markets, stocks and bonds had generally steady and satisfying results for most of the period. Markets were lifted by the resurgence of the economy, prompted in part by the 2003 tax cuts and the Federal Reserve Board's low interest-rate policy. Corporate earnings rose to their most impressive levels in years and many states even experienced a minor improvement in tax revenues. However, since March 2004, uncertainty and volatility have returned to the markets. Concerns that inflation could be sparked by vigorous job creation and rising energy prices, as well as the situation in Iraq, have kept the markets vulnerable.

As observers of financial markets for many years, we have gained the perspective that periods of uncertainty and transition like the one we are witnessing today usually reflect an effort by investors to incorporate new facts into their thinking, a process that takes time. The resulting volatility is uncomfortable, but over time, allows investors to set more realistic expectations for future investment performance. Uncertainty on its own is no reason to alter a well-planned investment strategy.

Putnam's portfolio management teams have vigilantly monitored these conditions. While the retreat in financial markets has been broad, the teams have relied on their research and analysis to manage risks and identify opportunities. For the fiscal year ended April 30, 2004, your fund posted solid absolute returns, although it did lag its benchmark over the period, primarily due to the fund's focus on larger-capitalization stocks. In the following report, the management team discusses fund performance and the outlook for the next fiscal year.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * For the 12-month period ended April 30, 2004, Putnam Growth Fund returned 14.86% at net asset value (NAV) and 8.33% at public offering price (POP).

 * The fund's benchmark, the Russell 1000 Growth Index, returned 21.65% during the same period. The fund's underperformance was due primarily to the exceptionally strong performance of the small- and mid-cap stocks found in the benchmark.

 * See the Performance Summary beginning on page 9 for complete fund performance and comparative performance.

Performance commentary

During the 12 months ended April 30, 2004, the stock market in the United States recovered dramatically from its lows in 2002 as the economy regained a more stable footing. Throughout most of 2003, an environment of low interest rates and low inflation, combined with huge amounts of economic stimulus, helped boost corporate earnings across most industries. Investors returned to the stock market in force, and the stocks that tended to benefit the most were those of companies that had been the most distressed. Smaller-cap companies that were highly leveraged and had low or no earnings experienced the greatest stock gains over the period. Because your fund's basic investment strategy hinges on identifying high-quality companies with above-average prospects for growth relative to their current stock valuations, it did not have as much exposure as the index to the period's strongest performers. Many of these stocks had been priced to reflect expectations that their underlying companies might go out of business; when economic recovery began to take hold and these companies' fundamentals began to improve, the valuation gap between these smaller-cap stocks and those of larger, more stable companies narrowed significantly. While your fund's pursuit of less speculative, higher-quality companies accounts for its relative underperformance over this period, we believe that in the long run, concentrating on these larger-cap companies will benefit the fund.

FUND PROFILE

Putnam Growth Fund seeks long-term growth of capital by investing mainly in common stocks of large and midsize U.S. companies. The fund focuses on stocks with above-average sales and earnings growth. It may be appropriate for investors seeking growth and willing to accept the risks of growth-style stocks.


Market overview

Equity markets rebounded strongly during the year ended April 30, 2004. Investors' appetite for risk was rather high, as evidenced by the outperformance of smaller-cap stocks and growth-oriented speculative issues, particularly in the first half of the fiscal year. Cyclical stocks also did well, as has historically been the case during periods of economic recovery. Corporate sales and profits were up sharply, which was of particular significance toward the beginning of the period as a number of smaller companies in financially precarious positions were able to maintain their solvency.

As the year progressed, prices for commodities and energy moved higher as global demand increased. Continued violence in Iraq and the Middle East contributed to investors' growing sense of uncertainty. Taking these and other factors into account, including a small recent uptick in inflation, Federal Reserve Board Chairman Alan Greenspan set the stage for a rise in short-term interest rates sometime this year. As a result, the stock market declined broadly in April, and there was substantial rotation of invested assets among industries and sectors.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                21.65%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              23.90%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  26.26%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             42.01%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.82%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          2.68%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       16.61%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

Consistent with our philosophy, the management team's goal is to find high-quality growth companies with strong fundamentals -- ultimately, companies with attractive upside potential and more relative stability during volatile or down markets. We define a high-quality growth company as one whose sales and earnings are growing faster than the market with more consistency, higher profitability, and lower debt levels. This disciplined process led us to take an overweight position in the technology sector, where we believed there were a number of investment opportunities. Some higher- quality names like Intel performed very well, while some companies in the software industry did not perform as well as we had expected, in part due to a more muted pickup in corporate spending. The fund's holdings in the financial sector also detracted somewhat from relative performance, while consumer staples and conglomerates had a slightly positive effect.

On the whole, your fund's investment philosophy did not benefit performance on a relative basis, as lower-quality stocks (those of companies with little or no earnings and poor cash flows) rallied to levels not seen since before the technology bubble burst.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 10/31/03          as of 4/30/04

Retail                          14.3%                   15.4%

Pharmaceuticals                  8.8%                   10.2%

Software                         8.5%                    8.9%

Electronics                     10.6%                    7.0%

Communications
equipment                        4.6%                    5.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

During the fiscal year, your fund held overweight positions in a number of its top positive contributors, which was doubly good news for the portfolio. Within the technology industry, Symantec, a software company that produces anti-virus software, performed well as demand for its products increased. A spate of recent Internet viruses coupled with a general improvement in the software sector helped the stock generate solid returns. Intel, the world's leading microprocessor manufacturer, helped performance after showing steady revenue and earnings growth due to increased sales and continued gains in market share. Recently, Intel reported somewhat disappointing revenue results due to high inventory levels on notebook processors, but the company was able to maintain its profit margins despite this shortfall and we believe it retains the potential for continued growth. Another technology holding that boosted performance was Texas Instruments. This company, another chip manufacturer, saw a bounce in its stock price in the second half of 2003 due to improvements in the semiconductor industry, as well as market share gains in the manufacturing of CDMA chipsets for cellular phones. The stock declined after Nokia (a main customer of Texas Instruments) announced that its earnings would be lower than expected.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Microsoft Corp.
   Software

 2 Pfizer, Inc.
   Pharmaceuticals

 3 Intel Corp.
   Electronics

 4 General Electric Co.
   Conglomerates

 5 Wal-Mart Stores, Inc.
   Retail

 6 Cisco Systems, Inc.
   Communications equipment

 7 Lowe's Cos., Inc.
   Retail

 8 Symantec Corp.
   Software

 9 Procter & Gamble Co.
   Consumer goods

10 MBNA Corp.
   Consumer finance

Footnote reads:
These holdings represent 36.4% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.


During the year, we reduced our position in Pfizer, the pharmaceutical company. The stock was suffering while the company experienced transitional problems with a recent acquisition, along with intellectual property risks surrounding two of its key drugs, Lipitor and Neurontin. This reduced exposure detracted from performance, as Pfizer's stock eventually rebounded. On the other hand, a reduced exposure to General Electric benefited fund performance. GE had issued an outlook that called for little to no growth in net income in 2004 as the company completed two pending multibillion-dollar deals and split from its insurance business through an initial public offering. While the stock did post slightly positive returns, our underweight position was a plus.

We held overweight positions in a number of other pharmaceutical stocks, two of which were notable detractors from fund performance. Toward the end of 2003, Amgen's stock price came under pressure after a Wall Street Journal article highlighted investor concerns regarding increased competition and potential threats to its patent portfolio. Also in 2003, Congress released a Medicare reform bill that threatened to undermine the way one of the company's dialysis drugs is reimbursed. We still consider Amgen attractive and continue to own the stock. Forest Laboratories saw its stock price decline after reporting disappointing sales figures for two of its key drugs, Celexa and Lexapro, and issued a cautious outlook. We remain optimistic on the long-term prospects for the company and continue to hold this stock as well.

During the period we added two noteworthy companies to the fund's portfolio, Avon Products, the cosmetics company, and Career Education, a private post-secondary education provider. Both companies were able to meet or exceed earnings expectations during the period and investors have become increasingly confident in their respective business models.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), David Santos (Portfolio Member), Tony Elavia, and Walt Pearson.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Going forward, we believe positive economic growth will continue, but at a more moderate pace than during the past 12 months. We feel that interest rates have likely bottomed, especially given the Fed's recent comments on rates and the economy, and that at some point this summer, they will start an upward trend for the remainder of 2004. We expect that corporate profit growth will continue to be positive for the next six months before eventually flattening out in 2005. Overall, the stock market, in our opinion, is likely to post gains more in line with its historical averages, specifically somewhere in the high single digits. These types of returns should compare favorably with those of fixed income and cash. In this kind of environment, we believe individual stock picking will be of much greater significance than it had been during the past fiscal year, when simply being invested was enough to generate attractive returns. We believe that higher-volatility stocks will no longer outperform the market as they have over the past 12 months, and that the stocks of high-quality market leaders that your fund targets will present an attractive investment opportunity.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
----------------------------------------------------------------------
                                                   Russell 1000
                                NAV        POP     Growth Index
----------------------------------------------------------------------

1 year                         14.86%      8.33%      21.65%
----------------------------------------------------------------------
5 years                       -38.22     -41.79      -28.05
Annual average                 -9.18     -10.26       -6.37
----------------------------------------------------------------------
Life of fund
(since 5/4/98)                -24.26     -28.63       -9.43
Annual average                 -4.54      -5.48       -1.64
----------------------------------------------------------------------

Index returns should be compared to fund performance at net asset value. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.75% (they do not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher).

This fund is currently sold on a limited basis with limited assets and expenses are limited. If expenses were not limited, returns would have been lower.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/04
----------------------------------------------------------------------
Distributions (number)                 1
----------------------------------------------------------------------
Income                                 $0.0037
----------------------------------------------------------------------
Capital gains                          --
----------------------------------------------------------------------
Total                                  $0.0037
----------------------------------------------------------------------
Share value:                           NAV        POP
----------------------------------------------------------------------
4/30/03                                $5.14      $5.45
----------------------------------------------------------------------
4/30/04                                 5.90       6.23*
----------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 5/4/98 to 4/30/04

                       Fund's class A               Russell 1000
Date                    shares at POP               Growth Index

5/4/98                     9,425                      10,000
12/98                     10,809                      11,820
6/99                      12,162                      13,055
12/99                     16,009                      15,740
6/00                      16,730                      16,406
12/00                     12,295                      12,210
6/01                       9,526                      10,471
12/01                      8,354                       9,716
6/02                       6,564                       7,698
12/02                      5,815                       7,007
6/03                       6,456                       7,924
12/03                      7,270                       9,092
4/04                      $7,137                      $9,057

Footnote reads:
Past performance does not indicate future results. See first page of performance section for performance calculation method.


----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------
                                       NAV        POP
----------------------------------------------------------------------
1 year                               27.07%     19.80%
----------------------------------------------------------------------
5 years                             -36.74     -40.39
Annual average                       -8.75      -9.83
----------------------------------------------------------------------
Life of fund
(since 5/4/98)                      -22.08     -26.57
Annual average                       -4.14      -5.10
----------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%).

Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Growth Fund (a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Growth Fund at April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2004, by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2004


The fund's portfolio
April 30, 2004

Common stocks (99.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------
           100 Omnicom Group, Inc.                                       $7,951

Aerospace and Defense (1.3%)
-------------------------------------------------------------------------------
           210 Boeing Co. (The)                                           8,965
           140 United Technologies Corp.                                 12,076
                                                                 --------------
                                                                         21,041

Banking (3.1%)
-------------------------------------------------------------------------------
            50 Commerce Bancorp, Inc.                                     2,851
            80 North Fork Bancorp., Inc.                                  2,970
           730 State Street Corp.                                        35,624
           330 U.S. Bancorp                                               8,461
                                                                 --------------
                                                                         49,906

Beverage (0.4%)
-------------------------------------------------------------------------------
           110 Anheuser-Busch Cos., Inc.                                  5,636

Biotechnology (3.7%)
-------------------------------------------------------------------------------
           540 Amgen, Inc. (NON)                                         30,386
           100 Biogen Idec, Inc. (NON)                                    5,900
            70 Genentech, Inc. (NON)                                      8,596
           150 Genzyme Corp. (NON)                                        6,534
           120 Gilead Sciences, Inc. (NON)                                7,300
                                                                 --------------
                                                                         58,716

Building Materials (0.1%)
-------------------------------------------------------------------------------
            70 Masco Corp.                                                1,961

Chemicals (2.1%)
-------------------------------------------------------------------------------
           390 3M Co.                                                    33,727

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------
           130 eBay, Inc. (NON)                                          10,377
           240 Yahoo!, Inc. (NON)                                        12,110
                                                                 --------------
                                                                         22,487

Communications Equipment (5.7%)
-------------------------------------------------------------------------------
           600 Avaya, Inc. (NON)                                          8,208
         2,670 Cisco Systems, Inc. (NON)                                 55,723
            60 Foundry Networks, Inc. (NON)                                 678
           180 Juniper Networks, Inc. (NON)                               3,938
           360 Qualcomm, Inc.                                            22,486
                                                                 --------------
                                                                         91,033

Computers (5.1%)
-------------------------------------------------------------------------------
           310 Dell, Inc. (NON)                                          10,760
           570 EMC Corp. (NON)                                            6,361
           280 Hewlett-Packard Co.                                        5,516
           250 IBM Corp.                                                 22,043
           410 Lexmark International, Inc. (NON)                         37,089
                                                                 --------------
                                                                         81,769

Conglomerates (4.3%)
-------------------------------------------------------------------------------
         2,300 General Electric Co.                                      68,885

Consumer Finance (4.0%)
-------------------------------------------------------------------------------
           400 Capital One Financial Corp.                               26,212
         1,570 MBNA Corp.                                                38,277
                                                                 --------------
                                                                         64,489

Consumer Goods (4.5%)
-------------------------------------------------------------------------------
            60 Alberto-Culver Co. Class B                                 2,830
           360 Avon Products, Inc.                                       30,240
           370 Procter & Gamble Co.                                      39,128
                                                                 --------------
                                                                         72,198

Electronics (7.0%)
-------------------------------------------------------------------------------
           320 Altera Corp. (NON)                                         6,403
           230 Analog Devices, Inc.                                       9,798
         2,680 Intel Corp.                                               68,956
            60 Jabil Circuit, Inc. (NON)                                  1,583
           100 Linear Technology Corp.                                    3,563
           850 Texas Instruments, Inc.                                   21,335
                                                                 --------------
                                                                        111,638

Financial (3.4%)
-------------------------------------------------------------------------------
           300 Citigroup, Inc.                                           14,427
           370 Fannie Mae                                                25,426
           240 Freddie Mac                                               14,016
                                                                 --------------
                                                                         53,869

Health Care Services (4.8%)
-------------------------------------------------------------------------------
            80 Cardinal Health, Inc.                                      5,860
           273 Caremark Rx, Inc. (NON)                                    9,241
           290 Coventry Health Care, Inc. (NON)                          12,134
            40 Henry Schein, Inc. (NON)                                   2,819
           110 Medco Health Solutions, Inc. (NON)                         3,894
           530 UnitedHealth Group, Inc.                                  32,584
            90 WellPoint Health Networks, Inc.
               (NON)                                                     10,052
                                                                 --------------
                                                                         76,584

Homebuilding (1.1%)
-------------------------------------------------------------------------------
           380 Lennar Corp.                                              17,803

Insurance (1.8%)
-------------------------------------------------------------------------------
           400 American International Group, Inc.                        28,660

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------
            90 Merrill Lynch & Co., Inc.                                  4,881

Leisure (0.4%)
-------------------------------------------------------------------------------
           100 Harley-Davidson, Inc.                                      5,632

Medical Technology (3.2%)
-------------------------------------------------------------------------------
           200 Boston Scientific Corp. (NON)                              8,238
           270 Guidant Corp.                                             17,013
           270 Medtronic, Inc.                                           13,624
           150 St. Jude Medical, Inc. (NON)                              11,439
                                                                 --------------
                                                                         50,314

Pharmaceuticals (10.2%)
-------------------------------------------------------------------------------
           270 Abbott Laboratories                                       11,885
           150 Barr Pharmaceuticals, Inc. (NON)                           6,213
           230 Forest Laboratories, Inc. (NON)                           14,830
           640 Johnson & Johnson                                         34,579
         2,160 Pfizer, Inc.                                              77,242
           480 Wyeth                                                     18,274
                                                                 --------------
                                                                        163,023

Restaurants (1.0%)
-------------------------------------------------------------------------------
           210 Darden Restaurants, Inc.                                   4,759
           270 Starbucks Corp. (NON)                                     10,492
                                                                 --------------
                                                                         15,251

Retail (15.4%)
-------------------------------------------------------------------------------
           410 Bed Bath & Beyond, Inc. (NON)                             15,219
           220 Best Buy Co., Inc.                                        11,935
           150 Chico's FAS, Inc. (NON)                                    6,110
           120 Costco Wholesale Corp.                                     4,494
           160 Family Dollar Stores, Inc.                                 5,142
           860 Home Depot, Inc. (The)                                    30,263
         1,020 Lowe's Cos., Inc.                                         53,101
            70 Michaels Stores, Inc.                                      3,502
           400 Ross Stores, Inc.                                         12,200
           950 Staples, Inc.                                             24,472
           520 TJX Cos., Inc. (The)                                      12,776
         1,050 Wal-Mart Stores, Inc.                                     59,850
           190 Williams-Sonoma, Inc. (NON)                                6,171
                                                                 --------------
                                                                        245,235

Schools (2.3%)
-------------------------------------------------------------------------------
           100 Apollo Group, Inc. Class A (NON)                           9,088
           300 Career Education Corp. (NON)                              19,200
           220 Education Management Corp. (NON)                           7,801
                                                                 --------------
                                                                         36,089

Semiconductor (0.3%)
-------------------------------------------------------------------------------
           240 Lam Research Corp. (NON)                                   5,314

Software (8.9%)
-------------------------------------------------------------------------------
         3,060 Microsoft Corp.                                           79,466
         1,280 Oracle Corp. (NON)                                        14,362
           270 Siebel Systems, Inc. (NON)                                 2,776
           870 Symantec Corp. (NON)                                      39,194
           230 Veritas Software Corp. (NON)                               6,134
                                                                 --------------
                                                                        141,932

Technology Services (1.0%)
-------------------------------------------------------------------------------
           200 Affiliated Computer Services, Inc.
               Class A (NON)                                              9,700
            40 Cognizant Technology Solutions Corp.
               (NON)                                                      1,730
           130 Fiserv, Inc. (NON)                                         4,753
                                                                 --------------
                                                                         16,183

Textiles (0.8%)
-------------------------------------------------------------------------------
           320 Liz Claiborne, Inc.                                       11,232
            20 Nike, Inc. Class B                                         1,439
                                                                 --------------
                                                                         12,671

Tobacco (1.1%)
-------------------------------------------------------------------------------
           310 Altria Group, Inc.                                        17,168

Transportation Services (0.5%)
-------------------------------------------------------------------------------
           120 United Parcel Service, Inc. Class B                        8,418
                                                                 --------------
               Total Common stocks
               (cost $1,426,546)                                     $1,590,464

Short-term investments (1.2%) (a) (cost $19,490)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $19,497 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.02% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004
               (d)                                                      $19,490
-------------------------------------------------------------------------------
               Total Investments (cost $1,446,036)                   $1,609,954
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,594,625.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $18,938 of
securities on loan (identified cost $1,446,036) (Note 1)           $1,609,954
-------------------------------------------------------------------------------
Cash                                                                    5,402
-------------------------------------------------------------------------------
Dividends, interest and other receivables                               1,805
-------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                        9,071
-------------------------------------------------------------------------------
Total assets                                                        1,626,232

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                          674
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                318
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  3,651
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                3
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     19,490
-------------------------------------------------------------------------------
Other accrued expenses                                                  7,471
-------------------------------------------------------------------------------
Total liabilities                                                      31,607
-------------------------------------------------------------------------------
Net assets                                                         $1,594,625

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $2,762,286
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,331,579)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            163,918
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                 $1,594,625

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,594,625 divided by 270,183 shares)                                  $5.90
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $5.90)*                  $6.23
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends                                                             $14,721
-------------------------------------------------------------------------------
Interest                                                                  329
-------------------------------------------------------------------------------
Securities lending                                                         74
-------------------------------------------------------------------------------
Total investment income                                                15,124

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       11,633
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          3,044
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              2,050
-------------------------------------------------------------------------------
Administrative services (Note 2)                                           40
-------------------------------------------------------------------------------
Reports to shareholders                                                 6,459
-------------------------------------------------------------------------------
Legal                                                                  12,900
-------------------------------------------------------------------------------
Auditing                                                               28,284
-------------------------------------------------------------------------------
Other                                                                      69
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                              114
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                        (114)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (47,860)
-------------------------------------------------------------------------------
Total expenses                                                         16,619
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (950)
-------------------------------------------------------------------------------
Net expenses                                                           15,669
-------------------------------------------------------------------------------
Net investment loss                                                      (545)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      143,814
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year             85,288
-------------------------------------------------------------------------------
Net gain on investments                                               229,102
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $228,557
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                           $(545)          $1,039
-------------------------------------------------------------------------------
Net realized gain (loss) on investments              143,814         (317,073)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments            85,288           43,804
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            228,557         (272,230)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                            (1,112)              --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                (80,705)          18,096
-------------------------------------------------------------------------------
Total increase (decrease) in net assets              146,740         (254,134)
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                                  1,447,885        1,702,019
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $1,039,
respectively)                                     $1,594,625       $1,447,885
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended April 30
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.14           $6.10           $8.13          $14.51          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)                           -- (e)          -- (e)        (.02)           (.08)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .76            (.96)          (2.01)          (5.27)           4.16
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .76            (.96)          (2.03)          (5.35)           4.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment
income                                                        -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.02)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           -- (e)          --              --           (1.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.90           $5.14           $6.10           $8.13          $14.51
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                     14.86          (15.74)         (24.97)         (38.90)          39.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $1,595          $1,448          $1,702          $2,569          $4,454
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                1.00            1.00            1.00            1.00            1.00
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(b)                                (.03)            .07            (.30)           (.64)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     66.43           78.76           93.03          123.30           89.57
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the periods ended April 30, 2004, April 30, 2003, April 30, 2002, April 30, 2001 and April
    30, 2000 reflect a reduction of 2.88%, 2.92%, 1.44%, 0.76% and 1.13%, respectively, based on average net assets for class A shares. The fund is currently offered on a limited basis with limited assets (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004

Note 1
Significant accounting policies

Putnam Growth Fund (the "fund"), is a series of Putnam Funds Trust ("the trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund will invest primarily in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer long-term growth potential in excess of market averages. The fund offers class A shares which are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2004, the value of securities loaned amounted to $18,938. The fund received cash collateral of $19,490 which is pooled with collateral of other Putnam funds into 27 issuers of high grade short-term investments.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $1,324,797 available to the extent allowed by the Code to offset future net capital gains, if any.

The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-------------------------------
   $1,056,072    April 30, 2010
      268,725    April 30, 2011

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating loss. Reclassifi cations are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2004, the fund reclassified $618 to decrease distributions in excess of net investment income and $618 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $227,946
Unrealized depreciation                (70,810)
                                  ------------
Net unrealized appreciation            157,136
Undistributed ordinary income               --
Capital loss carryforward           (1,324,797)
Post-October loss                           --
Cost for federal income
tax purposes                        $1,452,818

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the fund's average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended April 30, 2004, the fund paid PFTC $3,044 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2004, the fund's expenses were reduced by $950 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

Note 3
Purchases and sales of securities

During the year ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,080,357 and $1,147,717, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             25,945          $146,802
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           190             1,112
----------------------------------------------------------------
                                        26,135           147,914

Shares repurchased                     (37,666)         (228,619)
----------------------------------------------------------------
Net decrease                           (11,531)         $(80,705)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             14,640           $77,543
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        14,640            77,543

Shares repurchased                     (12,085)          (59,447)
----------------------------------------------------------------
Net increase                             2,555           $18,096
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 256,734 class A shares of the fund (95.0% of class A shares outstanding), valued at $1,514,731.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $114 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of Transcanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2004, there were 101 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset  Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee      214210  2IE  6/04


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2004      $22,787     $--             $5,497    $--
April 30, 2003      $20,730     $--             $2,740    $--

For the fiscal years ended April 30, 2004 and April 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $146,327 and $2,740, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2004      $--             $--   $--         $--
April 30, 2003      $--             $--   $--         $--

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004